                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 15, 2002


                                PERCEPTRON, INC.
             (Exact name of registrant as specified in its charter)


        Michigan                         0-20206                 38-2381442
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
    of incorporation)                                        Identification No.)


               47827 Halyard Drive, Plymouth, Michigan 48170-2461
                    (Address of principal executive offices)


                                 (734) 414-6100
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

On March 15, 2002, Perceptron, Inc. (the "Company") sold, pursuant to a certain Asset Purchase Agreement by and among U.S. Natural Resources, Inc. (the "Purchaser"), Nanoose Systems Corporation, Trident Systems, Inc. and the Company, dated March 13, 2002 (the "Purchase Agreement"), substantially all of the assets of its Forest Products business unit, (the "Forest Products business unit"), including accounts receivable, inventory, furniture and equipment, customer contracts, trademarks, intellectual property, all rights to manufacture, sell and service ultrasound and ultrasonic sensors, customer lists and business records, for approximately $5.0 million and the assumption of certain liabilities by the Purchaser. The purchase price is payable $4.6 million in cash at closing and a promissory note for the balance to be issued upon determination of the final purchase price. The final purchase price will be determined based on a post-closing adjustment to reflect (i) any new accounts receivable from February 28, 2002 to March 13, 2002 and (ii) any receipts or sales of inventory by the Company from certain pre-closing inventory dates to March 13, 2002. The Company and the Purchaser also entered into a Covenant Not to Compete dated March 13, 2002 whereby the Company agreed, among other matters, for a period of 10 years not to compete with the Purchaser in any business in which the Forest Products business unit was engaged at any time during the three-year period prior to the closing of the transaction, and, for so long as the Purchaser is a customer of the Company, not to sell products or services intended primarily for operators of wood processing facilities or license any intellectual property to any third party primarily for use in any wood processing facility.

The Purchaser, headquartered in Woodland, Washington, is engaged in the manufacture and sale of equipment used to cut, handle and dry lumber.

The consideration paid in the sale was determined through arms-length negotiations between the Company and the Purchaser. Prior to the execution of the Purchase Agreement, there was no material relationship between the Company or any of its affiliates and the Purchaser or between any officers or directors of the Company and the officers or directors of the Purchaser.


Item 5. Other Information

In conjunction with the sale of the Company's Forest Product business unit, the Company amended its Credit Agreement dated September 24, 2001 to allow for the sale of assets to the Purchaser and to reduce the aggregate principal amount of the Credit Agreement from $18.5 million to $13.5 million.


Item 7. Financial Statement, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements.

                  Not applicable.

          (b)     Pro Forma Financial Information

                  The unaudited pro forma consolidated financial information furnished herein reflects the disposition of the Forest Products business unit as discussed in Item 2 above on the consolidated financial statements of the Company.

                                                                                         Page No.
                                                                                         --------
                  Unaudited Pro Forma Consolidated
                           Statement of Operations for the Fiscal
                           Year Ended June 30, 2001                                         5

                  Unaudited Pro Forma Consolidated
                            Statement of Operations for the Six Months
                           Ended December 31, 2001                                          6

                  Unaudited Pro Forma Consolidated
                           Balance Sheet as of December 31, 2001                            7


         (c)      Exhibits.

                  Exhibit No.       Description

                  2.1               Asset Purchase Agreement by and among U.S.
                                    Natural Resources, Inc., Nanoose Systems
                                    Corporation, Trident Systems, Inc., and
                                    Perceptron, Inc., dated March 13, 2002,
                                    along with Exhibit C, Covenant Not to
                                    Compete between U.S. Natural Resources,
                                    Inc., and Perceptron, Inc., dated March 13,
                                    2002 and Exhibit F, the form Promissory Note to be entered into between U.S. Natural Resources, Inc., and Perceptron, Inc.

                  4.1 First Amendment to Credit Agreement dated September 24, 2001, between Perceptron, Inc. and Bank One, Michigan dated March 19, 2002.




                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


March 27, 2002                 Perceptron, Inc.

                               /s/ John J. Garber
                               -------------------------------------------------
                               John J. Garber
                               Senior Vice President and Chief Financial Officer

                                Perceptron, Inc.
              Unaudited Pro Forma Consolidated Financial Statements


On March 15, 2002, the Company sold, pursuant to the Purchase Agreement, by and among U.S. Natural Resources, Inc. (the "Purchaser"), Nanoose Systems Corporation, Trident Systems, Inc. and the Company, dated March 13, 2002, substantially all of the assets of its Forest Products business unit for approximately $5.0 million and the assumption of certain liabilities by the Purchaser. The purchase price is payable $4.6 million in cash at closing and a promissory note for the balance to be issued upon determination of the final purchase price.

The accompanying Unaudited Pro Forma Consolidated Statements of Income for the Twelve Months Ended June 30, 2001 and for the Six Months Ended December 31, 2001 assumes that the Forest Products business unit was disposed of and that the proceeds from the sale occurred on July 1, 2000 and July 1, 2001, respectively, and are based on the operations of the Company and the Forest Products business unit for those periods. The accompanying Unaudited Pro Forma Consolidated Balance Sheet of the Company as of December 31, 2001 reflects the financial position of the Company after giving effect to the sale of substantially all of the Forest Products business unit assets and assumption of certain liabilities by the Purchaser as discussed in Item 2 above and assumes that the sale took place on December 31, 2001.

The unaudited pro forma consolidated financial statements have been prepared by the Company based upon assumptions deemed proper in the circumstances, are for illustrative purposes only and are not necessarily indicative of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date of or for the periods presented. The unaudited pro forma consolidated financial statements are also not necessarily indicative of the future financial position or future results of operations of the Company. Management believes that the assumptions used in preparing the unaudited pro forma consolidated financial statements provides a reasonable basis for presenting all of the significant effects of the sale, that the pro forma adjustments give appropriate effect to those assumptions, and that the pro forma adjustments are properly applied in the unaudited pro forma consolidated financial information.

The unaudited pro forma consolidated financial statements should be read in conjunction with the Company's historical financial statements and related footnotes to those statements.

The Company expects to record an approximately $2.0 million loss, net of approximately $1.0 million of income taxes, in the third quarter ended March 31, 2002 related to the estimated loss on the sale of substantially all of the assets of the Forest Products business unit.

                        PERCEPTRON, INC. AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                    For the Twelve Months Ended June 30, 2001
                                   (Unaudited)

                                                             AS REPORTED       DISPOSITION OF                         PRO FORMA
                                                               JUNE 30,        FOREST PRODUCTS      PRO FORMA          JUNE 30,
(In Thousands, Except Per Share Amounts)                        2001          BUSINESS UNIT (1)    ADJUSTMENTS           2001
                                                          ----------------   ------------------  --------------   ----------------
NET SALES                                                         $ 50,714         $ 10,284                              $ 40,430

COST OF SALES                                                       26,121            5,810                                20,311

                                                          -----------------   --------------     -------------    ----------------
        GROSS PROFIT                                                24,593            4,474                 -              20,119
                                                          -----------------   --------------     -------------    ----------------

OPERATING EXPENSES
        Selling, general and administrative                         19,319            5,657                                13,662
        Engineering, research and development                       13,821            3,813                                10,008
        Restructuring charge                                           900              405                                   495
                                                          -----------------   --------------     -------------    ----------------
           Total operating expenses                                 34,040            9,875                 -              24,165
                                                          -----------------   --------------     -------------    ----------------

        OPERATING INCOME (LOSS)                                     (9,447)          (5,401)                -              (4,046)
                                                          -----------------   --------------     -------------    ----------------

OTHER INCOME AND (DEDUCTIONS)
        Interest expense                                              (769)              (1)              328 (2)            (440)
        Interest income                                                232               13                                   219
        Foreign currency gain (loss)                                  (250)               -                                  (250)
        Other                                                          223              225                                    (2)
                                                          -----------------   --------------     -------------    ----------------
           Total other income and (deductions)                        (564)             237               328                (473)
                                                          -----------------   --------------     -------------    ----------------

INCOME (LOSS) BEFORE INCOME TAXES                                  (10,011)          (5,164)              328              (4,519)

INCOME TAX EXPENSE (BENEFIT)                                        (3,806)          (1,640)              112 (3)          (2,054)
                                                          -----------------   --------------     -------------    ----------------

INCOME (LOSS) FROM CONTINUING OPERATIONS                          $ (6,205)        $ (3,524)            $ 216            $ (2,465)
                                                          =================   ==============     =============    ================


EARNINGS (LOSS) PER SHARE FROM CONTINUING
 OPERATIONS
        BASIC                                                       ($0.76)          ($0.43)            $0.03              ($0.30)
        DILUTED                                                     ($0.76)          ($0.43)            $0.03              ($0.30)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
        BASIC                                                        8,178            8,178             8,178               8,178
        DILUTED                                                      8,178            8,178             8,178               8,178


(1) To reflect the removal of operations attributable to the Forest Products business unit.
(2) To reflect the reduction in interest expense as a result of using the proceeds from the sale to reduce debt.
(3) To reflect the income tax effect of pro forma adjustments using a statutory rate of 34%.

                        PERCEPTRON, INC. AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                   For the Six Months Ended December 31, 2001
                                   (Unaudited)

                                                      AS REPORTED          DISPOSITION OF                           PRO FORMA
                                                      DECEMBER 31,        FOREST PRODUCTS        PRO FORMA         DECEMBER 31,
(In Thousands, Except Per Share Amounts)                  2001            BUSINESS UNIT (1)     ADJUSTMENTS            2001
                                                  --------------------   -----------------     ------------    ------------------
NET SALES                                                    $ 26,252             $ 2,698                               $ 23,554

COST OF SALES                                                  13,021               1,463                                 11,558

                                                  --------------------   -----------------     ------------    ------------------
        GROSS PROFIT                                           13,231               1,235                -                11,996
                                                  --------------------   -----------------     ------------    ------------------

OPERATING EXPENSES
        Selling, general and administrative                     9,788               2,681                                  7,107
        Engineering, research and development                   4,336               1,084                                  3,252
                                                  --------------------   -----------------     ------------    ------------------
           Total operating expenses                            14,124               3,765                -                10,359
                                                  --------------------   -----------------     ------------    ------------------

        OPERATING INCOME (LOSS)                                  (893)             (2,530)               -                 1,637
                                                  --------------------   -----------------     ------------    ------------------

OTHER INCOME AND (DEDUCTIONS)
        Interest expense                                         (418)                  -              129 (2)              (289)
        Interest income                                            53                   3                                     50
        Foreign currency and other                               (212)                (39)                                  (173)
                                                  --------------------   -----------------     ------------    ------------------
           Total other income and (deductions)                   (577)                (36)             129                  (412)
                                                  --------------------   -----------------     ------------    ------------------

INCOME (LOSS) BEFORE INCOME TAXES                              (1,470)             (2,566)             129                 1,225

INCOME TAX EXPENSE (BENEFIT)                                     (399)               (669)              44 (3)               314
                                                  --------------------   -----------------     ------------    ------------------

INCOME (LOSS) FROM CONTINUING OPERATIONS                     $ (1,071)           $ (1,897)            $ 85                 $ 911
                                                  ====================   =================     ============    ==================


EARNINGS (LOSS) PER SHARE FROM CONTINUING
 OPERATIONS
        BASIC                                                  ($0.13)             ($0.23)           $0.01                 $0.11
        DILUTED                                                ($0.13)             ($0.23)           $0.01                 $0.11

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
        BASIC                                                   8,185               8,185            8,185                 8,185
        DILUTED                                                 8,185               8,185            8,185                 8,186


(1) To reflect the removal of operations attributable to the Forest Products business unit.
(2) To reflect the reduction in interest expense as a result of using the proceeds from the sale to reduce debt.
(3) To reflect the income tax effect of pro forma adjustments using a statutory rate of 34%.

                        PERCEPTRON, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                    Unaudited

                                                                           AS REPORTED    DISPOSITION OF                 PRO FORMA
                                                                          DECEMBER 31,   FOREST PRODUCTS    PRO FORMA   DECEMBER 31,
(In Thousands, Except Per Share Amounts)                                      2001      BUSINESS UNIT (1)  ADJUSTMENTS      2001
                                                                          ------------ ---------------------------------------------
ASSETS
         CURRENT ASSETS
            Cash and cash equivalents                                         $ 6,100        $ 4,607       $ (4,607) (2)    $ 6,100
            Receivables:
                Billed receivables, net of allowance for doubtful accounts     23,150         (2,792)                        20,358
                Unbilled and other receivables                                  1,874           (332)                         1,542
            Notes Receivable                                                        -            337 (3)                        337
            Inventories, net of reserves                                       13,666         (3,129)                        10,537
            Deferred taxes and other current assets                             1,690            (15)                         1,675
                                                                          ------------    -----------      ---------    ------------
                Total current assets                                           46,480         (1,324)        (4,607)         40,549
                                                                          ------------    -----------      ---------    ------------

         PROPERTY AND EQUIPMENT
            Building and land                                                   6,032            (28)                         6,004
            Machinery and equipment                                            10,802         (2,679)                         8,123
            Furniture and fixtures                                              1,253           (191)                         1,062
                                                                          ------------    ------------------------------------------
                                                                               18,087         (2,898)             -          15,189
            Less  -  Accumulated depreciation and amortization                 (8,286)         1,590                         (6,696)
                                                                          ------------    ------------------------------------------
                Net property and equipment                                      9,801         (1,308)             -           8,493
                                                                          ------------    ------------------------------------------

         OTHER ASSETS
            Intangible assets, net of accumulated amortization                    840           (801)                            39
            Deferred tax asset                                                  7,167          1,155 (4)                      8,322
                                                                          ------------    ------------------------------------------
                Total other assets                                              8,007            354              -           8,361
                                                                          ------------    ------------------------------------------

         TOTAL ASSETS                                                        $ 64,288       $ (2,278)      $ (4,607)       $ 57,403
                                                                          ============    ==========================================

LIABILITIES AND COMMON SHAREHOLDERS' EQUITY

         CURRENT LIABILITIES
            Accounts payable                                                  $ 2,730                                       $ 2,730
            Accrued liabilities and expenses                                    4,349            104 (5)                      4,453
            Deferred revenue                                                    2,027           (139)                         1,888
            Notes Payable                                                      13,021                        (4,607) (2)      8,414
            Income taxes payable                                                  806                                           806
            Accrued compensation                                                  354                                           354
                                                                          ------------    ------------------------------------------
                Total current liabilities                                      23,287            (35)        (4,607)         18,645
                                                                          ------------    ------------------------------------------

         LONG-TERM LIABILITIES
            Notes payable                                                       1,040                                         1,040
                                                                          ------------    ------------------------------------------
                Total long-term liabilities                                     1,040              -              -           1,040
                                                                          ------------    ------------------------------------------

                Total liabilities                                              24,327            (35)        (4,607)         19,685
                                                                          ------------    ------------------------------------------

         SHAREHOLDERS' EQUITY
            Preferred stock - no par value, authorized 1,000 shares                 -                                             -
            Common stock, $0.01 par value, authorized 19,000 shares                82                                            82
            Accumulated other comprehensive income (loss)                      (4,768)                                       (4,768)
            Additional paid-in capital                                         41,056                                        41,056
            Retained earnings                                                   3,591         (2,243)(6)                      1,348
                                                                          ------------    ------------------------------------------
                Total shareholders' equity                                     39,961         (2,243)             -          37,718
                                                                          ------------    ------------------------------------------

         TOTAL LIABILITIES AND COMMON SHAREHOLDERS' EQUITY                   $ 64,288       $ (2,278)      $ (4,607)       $ 57,403
                                                                          ============    ========================================


(1)      To reflect the sale of the Forest Products business unit.

(2)      To reflect the use of proceeds from the sale to reduce debt.

(3) To reflect the estimated amount, using February 28, 2002 information, of the promissory note to be received from the sale of the Forest Products business unit.

(4) To reflect the tax benefit related to the estimated loss on sale of the Forest Products business unit using a 34% statutory rate.

(5) To reflect estimated liabilities of $669,000 incurred by the Company in connection with the sale of the Forest Products business unit offset by $565,000 of liabilities assumed by the purchaser.

(6) To reflect the estimated impact of the sale of the Forest Products business unit on Shareholders' Equity resulting from the estimated loss on the sale, net of income taxes, assuming a December 31, 2001 transaction date.

                                INDEX TO EXHIBITS



Exhibit No.       Description

2.1 Asset Purchase Agreement by and among U.S. Natural Resources, Inc., Nanoose Systems Corporation, Trident Systems, Inc., and Perceptron, Inc., dated March 13, 2002, along with Exhibit C, Covenant Not to Compete between U.S. Natural Resources, Inc., and Perceptron, Inc., dated March 13, 2002 and Exhibit F, the form Promissory Note to be entered into between U.S. Natural Resources, Inc., and Perceptron, Inc.

4.1 First Amendment to Credit Agreement dated September 24, 2001, between Perceptron, Inc. and Bank One, Michigan dated March 19, 2002.